Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2007

Endurance Specialty Holdings Ltd. Wellesley House, 90 Pitts Bay Rd. Pembroke HM 08, Bermuda Investor Relations Phone: (441) 278-0988 Fax: (441) 278-0493 email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2006.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2006, December 31, 2005 and December 31, 2004, which was derived from the Company's audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

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ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED MARCH 31,		Previous Quarter Change

		2007	2006

HIGHLIGHTS	Net income	$101,835	$107,036	(4.9)%
	Net income available to common shareholders	97,960	103,161	(5.0)%
	Operating income [a]	105,196	107,920	(2.5)%
	Operating income available to common shareholders [a]	101,321	104,045	(2.6)%
	Operating cash flow	122,757	174,844	(29.8)%
	Gross premiums written	573,291	571,381	0.3%
	Net premiums earned	377,045	420,206	(10.3)%
	Total assets	7,190,463	6,728,927	6.9%
	Total shareholders’ equity	2,366,546	1,923,988	23.0%

PER SHARE	Basic earnings per common share
AND SHARES DATA	Net income (as reported)	$1.47	$1.55	(5.3)%
	Operating income (as reported) [a]	$1.52	$1.57	(2.9)%
	Diluted earnings per common share
	Net income (as reported)	$1.36	$1.45	(6.1)%
	Operating income (as reported) [a]	$1.41	$1.46	(3.7)%
As Reported	Weighted average common shares outstanding	66,613	66,445	0.3%
	Weighted average common shares outstanding
	and dilutive potential common shares	72,073	71,295	1.1%
Book Value Per	Book value [b]	$32.77	$25.93	26.4%
Common Share	Diluted book value (treasury stock method) [b]	$30.19	$23.96	26.0%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	4.6%	6.1%	(1.5)
	ROAE, operating income [a] [c]	4.8%	6.1%	(1.3)
	Return on beg. common equity (ROBE), net income [c]	4.7%	6.2%	(1.5)
	ROBE, operating income [a]	4.8%	6.2%	(1.4)

	Annualized ROAE, net income [c]	18.4%	24.3%	(5.9)
	Annualized ROAE, operating income [a] [c]	19.0%	24.5%	(5.5)
	Annualized ROBE, net income	18.7%	24.7%	(6.0)
	Annualized ROBE, operating income [a]	19.3%	24.9%	(5.6)
	Annualized investment yield	5.5%	4.9%	0.6

	Loss ratio	55.9%	56.8%	(0.9)

GAAP	Acquisition expense ratio	17.9%	17.9%	0.0
	General and administrative expense ratio	12.9%	10.5%	2.4

	Combined ratio	86.7%	85.2%	1.5

STAT	Acquisition expense ratio	15.9%	15.9%	0.0
	General and administrative expense ratio	9.8%	7.9%	1.9

	Combined ratio	81.6%	80.6%	1.0

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 23 for a reconciliation to net income.
[b]	For detailed calculations please refer to page 25.
[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	QUARTER ENDED

	MARCH 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	MARCH 31, 2005

UNDERWRITING REVENUES
Gross premiums written	$573,291	$290,795	$476,213	$451,253	$571,381	$702,491
Premiums ceded	(39,626)	(42,340)	(90,791)	(42,575)	(28,372)	(3,313)

Net premiums written	$533,665	$248,455	$385,422	$408,678	$543,009	$699,178
Change in unearned premiums	(156,620)	155,260	22,553	(2,000)	(122,803)	(261,580)

Net premiums earned	$377,045	$403,715	$407,975	$406,678	$420,206	$437,598
Other underwriting (loss) income	(5,936)	1,718	(1,837)	(1,992)	3,501	171

Total underwriting revenues	$371,109	$405,433	$406,138	$404,686	$423,707	$437,769

UNDERWRITING EXPENSES
Losses and loss expenses	$210,594	$131,420	$188,033	$269,445	$238,732	$251,059
Acquisition expenses	67,530	81,187	81,857	79,197	75,248	86,775
General and administrative expenses	48,829	51,879	48,535	46,068	43,891	33,546

Total underwriting expenses	$326,953	$264,486	$318,425	$394,710	$357,871	$371,380

Underwriting income	$44,156	$140,947	$87,713	$9,976	$65,836	$66,389

OTHER OPERATING REVENUE/EXPENSES
Net investment income	$74,813	$72,033	$63,581	$60,291	$61,544	$40,011
Interest expense	(7,529)	(7,528)	(7,528)	(7,459)	(7,526)	(5,471)
Amortization of intangibles	(1,127)	(1,126)	(1,158)	(1,158)	(1,158)	(1,220)

Total other operating revenue/expenses	$66,157	$63,379	$54,895	$51,674	$52,860	$33,320

INCOME BEFORE OTHER ITEMS	$110,313	$204,326	$142,608	$61,650	$118,696	$99,709
OTHER
Net foreign exchange (losses) gains	($2,613)	$9,771	($3,633)	$11,997	$2,886	($2,421)
Net realized (losses) gains on investments	(2,084)	(1,908)	(6,375)	(8,729)	(3,330)	(4,453)
Income tax (expense) benefit	(3,781)	(13,379)	(4,370)	(868)	(11,216)	3,424

NET INCOME	$101,835	$198,810	$128,230	$64,050	$107,036	$96,259
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	—

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$97,960	$194,935	$124,355	$60,175	$103,161	$96,259

KEY RATIOS/PER SHARE DATA
Loss ratio	55.9%	32.6%	46.1%	66.3%	56.8%	57.4%
Acquisition expense ratio	17.9%	20.1%	20.1%	19.5%	17.9%	19.8%
General and administrative expense ratio	12.9%	12.8%	11.9%	11.3%	10.5%	7.7%

Combined ratio	86.7%	65.5%	78.1%	97.1%	85.2%	84.9%

Weighted average basic shares outstanding	66,613	66,561	66,339	66,398	66,445	61,292
Weighted average dilutive shares outstanding	72,073	72,261	71,487	71,109	71,295	66,166

Basic earnings per common share	$1.47	$2.93	$1.87	$0.91	$1.55	$1.57
Diluted earnings per common share	$1.36	$2.70	$1.74	$0.85	$1.45	$1.45

ROAE, net income [a]	4.6%	9.7%	6.8%	3.5%	6.1%	5.1%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME - PRIOR YEARS

	YEAR ENDED

	DEC. 31, 2006	DEC. 31, 2005	DEC. 31, 2004

UNDERWRITING REVENUES
Gross premiums written	$1,789,642	$1,668,877	$1,711,357
Premiums ceded	(204,078)	(49,528)	(14,337)

Net premiums written	$1,585,564	$1,619,349	$1,697,020
Change in unearned premiums	53,010	104,345	(64,420)

Net premiums earned	$1,638,574	$1,723,694	$1,632,600
Other underwriting (loss) income	1,390	(4,818)	—

Total underwriting revenues	$1,639,964	$1,718,876	$1,632,600

UNDERWRITING EXPENSES
Losses and loss expenses	$827,630	$1,650,943	$937,330
Acquisition expenses	317,489	331,309	329,784
General and administrative expenses	190,373	146,419	133,725

Total underwriting expenses	$1,335,492	$2,128,671	$1,400,839

Underwriting income (loss)	$304,472	($409,795)	$231,761

OTHER OPERATING REVENUE/EXPENSES
Net investment income	$257,449	$180,451	$122,059
Interest expense	(30,041)	(24,210)	(9,959)
Amortization of intangibles	(4,600)	(4,694)	(3,990)

Total other operating revenue/expenses	$222,808	$151,547	$108,110

INCOME (LOSS) BEFORE OTHER ITEMS	$527,280	($258,248)	$339,871
OTHER
Net foreign exchange gains (losses)	$21,021	($5,140)	($214)
Net realized (losses) gains on investments	(20,342)	(8,244)	6,130
Income tax (expense) benefit	(29,833)	51,148	9,797

NET INCOME (LOSS)	$498,126	($220,484)	$355,584
Preferred dividends	(15,500)	($2,720)	—

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$482,626	($223,204)	$355,584

KEY RATIOS/PER SHARE DATA
Loss ratio	50.5%	95.8%	57.4%
Acquisition expense ratio	19.4%	19.2%	20.2%
General and administrative expense ratio	11.6%	8.5%	8.2%

Combined ratio	81.5%	123.5%	85.8%

Weighted average basic shares outstanding	66,436	62,029	62,781
Weighted average dilutive shares outstanding	71,755	62,029	67,283

Basic earnings (loss) per common share	$7.26	($3.60)	$5.66
Diluted earnings (loss) per common share	$6.73	($3.60)	$5.28

ROAE, net income (loss) [a]	25.6%	(12.6)%	20.3%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	MARCH 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005

ASSETS
Cash and cash equivalents	$518,800	$547,772	$527,990	$669,583	$562,060	$468,015
Fixed maturity investments available for sale, at fair value	4,838,405	4,714,204	4,652,163	4,323,661	4,310,088	4,323,339
Investments in other ventures, under equity method	267,721	253,068	223,536	204,272	184,215	161,883
Premiums receivable, net	808,064	660,570	769,462	827,239	798,008	575,109
Deferred acquisition costs	186,374	168,809	189,110	169,190	174,358	162,592
Securities lending collateral	217,698	226,762	349,630	371,407	439,652	408,663
Prepaid reinsurance premiums	92,722	105,058	108,251	56,194	39,617	27,132
Losses recoverable	55,579	44,244	37,447	27,452	26,442	17,248
Accrued investment income	36,792	40,692	37,007	36,740	33,737	33,734
Intangible assets	69,415	70,366	70,255	71,436	65,086	65,633
Deferred tax assets	61,385	54,019	65,738	66,545	61,745	69,360
Other assets	37,508	39,990	37,201	34,693	33,919	35,699

TOTAL ASSETS	$7,190,463	$6,925,554	$7,067,790	$6,858,412	$6,728,927	$6,348,407

LIABILITIES
Reserve for losses and loss expenses	$2,790,183	$2,701,686	$2,769,418	$2,782,803	$2,688,986	$2,603,590
Reserve for unearned premiums	987,748	843,202	997,478	967,844	939,165	803,629
Deposit liabilities	155,380	161,024	173,992	173,527	151,418	92,523
Reinsurance balances payable	147,745	172,328	147,218	122,829	102,726	85,281
Securities lending payable	217,698	226,762	349,630	371,407	439,652	408,663
Debt	447,192	447,172	447,151	447,131	447,112	447,092
Other liabilities	77,971	75,506	65,729	56,336	35,880	35,086

TOTAL LIABILITIES	$4,823,917	$4,627,680	$4,950,616	$4,921,877	$4,804,939	$4,475,864

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	65,968	66,480	66,196	66,096	66,256	66,139
Additional paid-in capital	1,431,623	1,458,063	1,452,438	1,450,435	1,454,842	1,453,722
Accumulated other comprehensive (loss) income	(131)	(14,465)	(11,123)	(82,087)	(55,815)	(19,672)
Retained earnings	861,086	779,796	601,663	494,091	450,705	364,354

TOTAL SHAREHOLDERS’ EQUITY	$2,366,546	$2,297,874	$2,117,174	$1,936,535	$1,923,988	$1,872,543

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,190,463	$6,925,554	$7,067,790	$6,858,412	$6,728,927	$6,348,407

Book value per common share	$32.77	$31.45	$28.87	$26.19	$25.93	$25.18
Diluted book value per common share (treasury stock method)	$30.19	$28.87	$26.52	$24.24	$23.96	$23.17

RATIOS
Debt-to-capital	15.9%	16.3%	17.4%	18.8%	18.9%	19.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Aggregate Risk Curve

Endurance Operating Income Profile

as of January 1, 2007

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, acquisition expenses and G&A expenses. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance including collateralized reinsurance and ILW purchases. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our equity capital. We base our budget and forecasts on the average result, although the nature of the curve places the median result further to the right.

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10K for the year ended December 31, 2006.

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Aggregate Risk Curve

Annual Aggregate Risk Curve Comparison

	July 1, 2006 to	January 1, 2007 to	$	%
(in millions)	June 30, 2007	December 31, 2007	Change	Change

Median Result	$400	$381	($19)	(5.0%)
Average Result	342	341	(1)	(0.3%)

1 in 10 year annual gain	64	91	27	29.7%
1 in 25 year annual loss	(182)	(66)	116	(175.8%)
1 in 50 year annual loss	(334)	(172)	162	(94.2%)
1 in 100 year annual loss	(486)	(287)	199	(69.3%)
1 in 250 year annual loss	(707)	(396)	311	(78.5%)
1 in 500 year annual loss	(904)	(500)	404	(80.8%)

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10K for the year ended December 31, 2006.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION

FOR THE QUARTER ENDED MARCH 31, 2007

[a]	Prior to deposit accounting adjustments.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED MARCH 31, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$147,033	$429,473	$576,506	($3,215)	$573,291

Net premiums written	$108,089	$428,791	$536,880	($3,215)	$533,665

Net premiums earned	$110,324	$291,396	$401,720	($24,675)	$377,045
Other underwriting loss	—	—	—	(5,936)	(5,936)

Total underwriting revenues	$110,324	$291,396	$401,720	($30,611)	$371,109

UNDERWRITING EXPENSES
Losses and loss expenses	$63,529	$169,699	$233,228	($22,634)	$210,594
Acquisition expenses	13,826	61,417	75,243	(7,713)	67,530
General and administrative expenses	$22,217	$26,612	48,829	—	48,829

Total expenses	99,572	257,728	357,300	(30,347)	326,953

UNDERWRITING INCOME (LOSS)	$10,752	$33,668	$44,420	($264)	$44,156

GAAP RATIOS
Loss ratio	57.6%	58.2%	58.1%	91.7%	55.9%
Acquisition expense ratio	12.5%	21.1%	18.7%	31.3%	17.9%
General and administrative expense ratio	20.2%	9.1%	12.1%	—	12.9%

Combined ratio	90.3%	88.4%	88.9%	123.0%	86.7%

STATUTORY RATIOS
Loss ratio	57.6%	58.2%	58.1%	91.7%	55.9%
Acquisition expense ratio	19.2%	15.4%	16.2%	62.4%	15.9%
General and administrative expense ratio	23.9%	6.2%	9.8%	—	9.8%

Combined ratio	100.7%	79.8%	84.1%	154.1%	81.6%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE QUARTER ENDED MARCH 31, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

AS REPORTED

GAAP RATIOS
Loss ratio	57.6%	58.2%	58.1%	91.7%	55.9%
Acquisition expense ratio	12.5%	21.1%	18.7%	31.3%	17.9%
General and administrative expense ratio	20.2%	9.1%	12.1%	—	12.9%

Combined ratio	90.3%	88.4%	88.9%	123.0%	86.7%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

GAAP RATIOS
Loss ratio	24.0%	7.9%	12.3%	(25.6)%	14.8%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT

GAAP RATIOS
Loss ratio	81.6%	66.1%	70.4%	66.1%	70.7%
Acquisition expense ratio	12.5%	21.1%	18.7%	31.3%	17.9%
General and administrative expense ratio	20.2%	9.1%	12.1%	—	12.9%

Combined ratio	114.3%	96.3%	101.2%	97.4%	101.5%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s loss ratio by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED

	MARCH 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	MARCH 31, 2005

UNDERWRITING REVENUES
Gross premiums written	$147,033	$180,584	$156,781	$159,223	$80,157	$71,064

Net premiums written	$108,089	$138,436	$98,328	$123,181	$56,692	$70,930

Net premiums earned	$110,324	$102,921	$90,062	$88,353	$90,426	$87,661

UNDERWRITING EXPENSES
Losses and loss expenses	$63,529	$83,370	$57,165	$70,168	$41,607	$76,782
Acquisition expenses	13,826	11,382	8,492	6,532	6,123	8,094
General and administrative expenses	22,217	13,983	13,760	13,823	7,959	5,317

Total expenses	99,572	108,735	79,417	90,523	55,689	90,193

UNDERWRITING INCOME (LOSS)	$10,752	($5,814)	$10,645	($2,170)	$34,737	($2,532)

GAAP RATIOS
Loss ratio	57.6%	81.0%	63.5%	79.4%	46.0%	87.6%
Acquisition expense ratio	12.5%	11.1%	9.4%	7.4%	6.8%	9.2%
General and administrative expense ratio	20.2%	13.5%	15.3%	15.7%	8.8%	6.1%

Combined ratio	90.3%	105.6%	88.2%	102.5%	61.6%	102.9%

STATUTORY RATIOS
Loss ratio	57.6%	81.0%	63.5%	79.4%	46.0%	87.6%
Acquisition expense ratio	19.2%	18.9%	17.0%	8.6%	7.7%	4.9%
General and administrative expense ratio	23.9%	9.8%	12.2%	9.3%	12.0%	7.5%

Combined ratio	100.7%	109.7%	92.7%	97.3%	65.7%	100.0%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED

	MARCH 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	MARCH 31, 2005

UNDERWRITING REVENUES
Gross premiums written	$429,473	$117,313	$326,061	$338,142	$590,373	$717,049

Net premiums written	$428,791	$117,121	$293,723	$331,609	$585,466	$713,870

Net premiums earned	$291,396	$338,266	$353,868	$368,496	$386,537	$360,593

UNDERWRITING EXPENSES
Losses and loss expenses	$169,699	$69,483	$158,804	$240,276	$228,398	$180,154
Acquisition expenses	61,417	81,883	83,244	86,371	89,696	82,393
General and administrative expenses	26,612	37,896	34,775	32,245	35,932	28,229

Total expenses	257,728	189,262	276,823	358,892	354,026	290,776

UNDERWRITING INCOME	$33,668	$149,004	$77,045	$9,604	$32,511	$69,817

GAAP RATIOS
Loss ratio	58.2%	20.6%	44.9%	65.2%	59.1%	50.0%
Acquisition expense ratio	21.1%	24.2%	23.5%	23.4%	23.2%	22.8%
General and administrative expense ratio	9.1%	11.2%	9.8%	8.8%	9.3%	7.8%

Combined ratio	88.4%	56.0%	78.2%	97.4%	91.6%	80.6%

STATUTORY RATIOS
Loss ratio	58.2%	20.6%	44.9%	65.2%	59.1%	50.0%
Acquisition expense ratio	15.4%	31.4%	29.7%	22.6%	19.3%	21.6%
General and administrative expense ratio	6.2%	32.4%	11.8%	9.7%	6.1%	4.0%

Combined ratio	79.8%	84.4%	86.4%	97.5%	84.5%	75.6%

Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED

	MARCH 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	MARCH 31, 2005

INSURANCE SEGMENT
Property	$27,042	$44,268	$47,860	$52,591	$28,573	$23,374
Casualty	26,796	35,976	28,294	42,877	21,786	19,965
Healthcare liability	18,790	17,067	37,812	31,047	21,062	18,606
Workers’ compensation	61,633	62,355	24,993	6,431	—	—
Professional lines	12,772	20,918	17,822	26,277	8,736	9,119

TOTAL INSURANCE	$147,033	$180,584	$156,781	$159,223	$80,157	$71,064

REINSURANCE SEGMENT
Casualty	$91,936	$50,411	$86,933	$77,188	$185,578	$221,425
Property	36,701	22,170	124,235	49,998	122,480	171,290
Catastrophe	140,499	18,912	49,385	102,763	120,695	140,807
Agriculture	93,061	(2,124)	16,324	42,373	50,531	25,899
Marine	33,080	15,344	16,237	14,560	57,246	48,763
Aerospace	6,480	10,795	17,761	25,560	22,700	74,289
Surety and other specialty	27,716	1,805	15,186	25,700	31,143	34,576

TOTAL REINSURANCE	$429,473	$117,313	$326,061	$338,142	$590,373	$717,049

TOTAL COMPANY SUBTOTAL	$576,506	$297,897	$482,842	$497,365	$670,530	$788,113
DEPOSIT ACCOUNTING
ADJUSTMENT [a]	(3,215)	(7,102)	(6,629)	(46,112)	(99,149)	(85,622)

REPORTED TOTALS	$573,291	$290,795	$476,213	$451,253	$571,381	$702,491

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED

	MARCH 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	MARCH 31, 2005

INSURANCE SEGMENT
Property	$6,127	$19,504	$4,397	$26,699	$10,690	$23,150
Casualty	17,761	24,305	16,194	33,113	16,204	19,965
Healthcare liability	18,790	17,067	37,812	31,047	21,062	18,606
Workers’ compensation	54,810	58,607	22,215	6,045	—	—
Professional lines	10,601	18,953	17,710	26,277	8,736	9,209

TOTAL INSURANCE	$108,089	$138,436	$98,328	$123,181	$56,692	$70,930

REINSURANCE SEGMENT
Casualty	$91,921	$50,367	$86,716	$76,004	$183,575	$219,665
Property	36,527	22,170	116,146	49,998	122,480	171,290
Catastrophe	140,183	18,912	31,282	99,238	120,695	140,807
Agriculture	93,061	(2,124)	15,483	42,373	50,531	25,899
Marine	33,016	15,344	12,970	14,560	57,246	48,763
Aerospace	6,375	10,795	15,976	23,995	22,700	74,289
Surety and other specialty	27,708	1,657	15,150	25,441	28,239	33,157

TOTAL REINSURANCE	$428,791	$117,121	$293,723	$331,609	$585,466	$713,870

TOTAL COMPANY SUBTOTAL	$536,880	$255,557	$392,051	$454,790	$642,158	$784,800
DEPOSIT ACCOUNTING
ADJUSTMENT [a]	(3,215)	(7,102)	(6,629)	(46,112)	(99,149)	(85,622)

REPORTED TOTALS	$533,665	$248,455	$385,422	$408,678	$543,009	$699,178

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED MARCH 31, 2007

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments

	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company

UNDERWRITING REVENUES
Gross premiums written	$147,033	$426,258	$573,291	$147,033	$429,473	$576,506

Net premiums written	$108,089	$425,576	$533,665	$108,089	$428,791	$536,880

Net premiums earned	$110,324	$266,721	$377,045	$110,324	$291,396	$401,720
Other underwriting loss	—	($5,936)	(5,936)	—	—	—

Total underwriting revenues	110,324	260,785	371,109	110,324	291,396	401,720

UNDERWRITING EXPENSES
Losses and loss expenses	$63,529	$147,065	$210,594	$63,529	$169,699	$233,228
Acquisition expenses	13,826	53,704	67,530	13,826	61,417	75,243
General and administrative expenses	22,217	26,612	48,829	22,217	26,612	48,829

Total expenses	99,572	227,381	326,953	99,572	257,728	357,300

UNDERWRITING INCOME	$10,752	$33,404	$44,156	$10,752	$33,668	$44,420

GAAP RATIOS
Loss ratio	57.6%	55.1%	55.9%	57.6%	58.2%	58.1%
Acquisition expense ratio	12.5%	20.1%	17.9%	12.5%	21.1%	18.7%
General and administrative expense ratio	20.2%	10.1%	12.9%	20.2%	9.1%	12.1%

Combined ratio	90.3%	85.3%	86.7%	90.3%	88.4%	88.9%

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE THREE MONTHS ENDED MARCH 31, 2007

Average common equity [a]	$2,132,210

Net premiums earned	$377,045
Combined ratio	86.7%
Operating margin	13.3%
Premium leverage	0.18	x

Implied ROAE from underwriting activity	2.4%

Average cash and invested assets at amortized cost	$5,596,675
Investment leverage	2.62	x
Year to date investment income yield, pretax	1.3%

Implied ROAE from investment activity	3.5%

Financing Costs [b]	(0.5)%

Implied Pre-tax Operating ROAE, for period	5.4%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.
[b]	Financing costs include interest expense and preferred dividends.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,

	MARCH 31 2007		DEC. 31, 2006		SEPT. 30, 2006		JUNE 30, 2006		2006		2005

Average common equity [a]	$2,132,210		$2,007,524		$1,826,855		$1,730,262		$1,885,209		$1,767,499
Net premiums earned	$377,045		$403,715		$407,975		$406,678		$1,638,574		$1,723,694
Operating leverage	0.18	x	0.20	x	0.22	x	0.24	x	0.87	x	0.98	x

Annualized operating leverage	0.71	x	0.80	x	0.89	x	0.94	x	0.87	x	0.98	x

Avg. cash and invested assets at amortized cost	$5,596,675		$5,496,389		$5,215,717		$5,219,192		$5,275,481		$4,463,908

Investment leverage	2.62	x	2.74	x	2.86	x	3.02	x	2.80	x	2.53	x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF MARCH 31, 2007

Type of Investment			Fair Value	Percentage

Cash and equivalents [a]			$504,352	9.0%
U.S. government and agencies			952,223	17.0%
Corporate securities			850,683	15.2%
Foreign government			249,315	4.4%
Municipals			7,452	0.1%
Asset-backed securities			579,944	10.3%
Mortgage-backed securities			2,198,788	39.2%
Investments in other ventures			267,721	4.8%

Total			$5,610,478	100.0%

Ratings			Fair Value	Percentage

U.S. Government and agencies			$952,223	18.6%
AAA/Aaa			3,137,163	61.4%
AA/Aa			318,315	6.2%
A/A			359,236	7.0%
BBB			8,180	0.2%
Below BBB			62,880	1.2%
Not Rated			408	0.1%
Investments in other ventures			267,721	5.3%

Total			$5,106,126	100.0%

Performance				March 31, 2007

Yield [b]				5.5%
Duration [c]				2.6

	Quarter Ended March 31, 2007	Quarter Ended December 31, 2006	Quarter Ended September 30, 2006	Quarter Ended June 30, 2006
Investment Income

Income from investments in other ventures	$12,153	$11,170	$4,014	$4,557

Total net investment income	$74,813	$72,033	$63,581	$60,291

Note:	[a] Cash and equivalents are shown net of investments pending settlement.
[b] Annualized earned yield excludes realized and unrealized gains and losses on fixed maturity investments.
[c] Duration excludes investments in other ventures.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	QUARTER ENDED MAR. 31, 2007	QUARTER ENDED DEC. 31, 2006	QUARTER ENDED SEPT. 30, 2006	QUARTER ENDED JUNE 30, 2006	QUARTER ENDED MARCH 31, 2006

Incurred related to:
Current year	$266,501	$158,160	$198,073	$247,863	$281,273
Prior years	(55,907)	(26,740)	(10,040)	21,582	(42,541)

Total incurred	$210,594	$131,420	$188,033	$269,445	$238,732

Paid related to:
Current year	($205)	($34,706)	($19,698)	($1,923)	($6,776)
Prior years	(138,492)	(183,233)	(194,221)	(185,676)	(156,623)

Total paid	($138,697)	($217,939)	($213,919)	($187,599)	($163,399)

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIOD ENDED MARCH 31, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2007	($26,507)	($23,072)	($49,579)	$6,328	($55,907)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2006	($27,855)	($16,946)	($44,801)	($2,260)	($42,541)
Quarter ended June 30, 2006	(13,068)	41,537	28,469	6,887	21,582
Quarter ended September 30, 2006	(5,941)	(7,376)	(13,317)	(3,277)	(10,040)
Quarter ended December 31, 2006	(7,523)	(22,204)	(29,727)	(2,987)	(26,740)

Year ended December 31, 2006	($54,387)	($4,989)	($59,376)	($1,637)	($57,739)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2005

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2005	($9,788)	($36,213)	($46,001)	—	($46,001)
Quarter ended June 30, 2005	(16,149)	(11,599)	(27,748)	—	(27,748)
Quarter ended September 30, 2005	(2,789)	(21,087)	(23,876)	—	(23,876)
Quarter ended December 31, 2005	(29,270)	(35,567)	(64,837)	—	(64,837)

Year ended December 31, 2005	($57,996)	($104,466)	($162,462)	—	($162,462)

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED

	MAR. 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	MAR. 31, 2006	DEC. 31, 2006

INSURANCE SEGMENT
Short tail[a]	($16,098)	$6,508	$2,142	($5,102)	($23,746)	($20,198)
Long Tail[b]	($10,409)	($14,031)	($8,083)	($7,966)	($4,109)	($34,189)

TOTAL INSURANCE	($26,507)	($7,523)	($5,941)	($13,068)	($27,855)	($54,387)

REINSURANCE SEGMENT
Short tail[a]	($15,338)	($20,330)	($4,372)	$58,523	($4,412)	$29,409
Long Tail[b]	($5,036)	$444	($2,117)	($10,115)	($8,330)	($20,118)
Other[c]	($2,698)	($2,318)	($887)	($6,871)	($4,204)	($14,280)

TOTAL REINSURANCE	($23,072)	($22,204)	($7,376)	$41,537	($16,946)	($4,989)

TOTAL COMPANY SUBTOTAL	($49,579)	($29,727)	($13,317)	$28,469	($44,801)	($59,376)
DEPOSIT ACCOUNTING ADJUSTMENT [d]	$6,328	($2,987)	($3,277)	$6,887	($2,260)	($1,637)

REPORTED TOTALS	($55,907)	($26,740)	($10,040)	$21,582	($42,541)	($57,739)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance business segment includes its property line of business. The Company’s short tail lines in its Reinsurance business segment include property, catastrophe, marine, aerospace and surety.
[b]	Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance business segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance business segment includes casualty.
[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Reinsurance business segment are agriculture, personal accident, and other.
[d]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

									Deposit Accounting Adjustment [a]
								Total Company		Reported Totals
		Insurance		Reinsurance

	Short Tail	Long Tail	Total	Short Tail	Long Tail	Other	Total

AT MAR. 31, 2007
Case reserves	$121,095	$32,998	$154,093	$645,790	$217,718	$9,760	$873,268	$1,027,361	($58,030)	$969,331
Total reserves	$164,454	$754,080	$918,534	$1,029,414	$815,327	$165,376	$2,010,117	$2,928,651	($138,468)	$2,790,183

Case reserves / Total reserves	73.6%	4.4%	16.8%	62.7%	26.7%	5.9%	43.4%	35.1%	41.9%	34.7%

IBNR / Total reserves	26.4%	95.6%	83.2%	37.3%	73.3%	94.1%	56.6%	64.9%	58.1%	65.3%

AT DEC. 31, 2006
Case reserves	$146,138	$25,941	$172,079	$683,118	$211,940	$9,031	$904,089	$1,076,168	($52,760)	$1,023,408
Total reserves	$182,196	$683,151	$865,347	$1,022,475	$793,556	$148,930	$1,964,961	$2,830,308	($128,622)	$2,701,686

Case reserves / Total reserves	80.2%	3.8%	19.9%	66.8%	26.7%	6.1%	46.0%	38.0%	41.0%	37.9%

IBNR / Total reserves	19.8%	96.2%	80.1%	33.2%	73.3%	93.9%	54.0%	62.0%	59.0%	62.1%

AT SEPT. 30, 2006
Case reserves	$152,447	$8,303	$160,750	$745,512	$205,928	$8,764	$960,204	$1,120,954	($52,630)	$1,068,324
Total reserves	$193,275	$615,947	$809,222	$1,147,159	$796,003	$139,649	$2,082,811	$2,892,033	($122,615)	$2,769,418

Case reserves / Total reserves	78.9%	1.3%	19.9%	65.0%	25.9%	6.3%	46.1%	38.8%	42.9%	38.6%

IBNR / Total reserves	21.1%	98.7%	80.1%	35.0%	74.1%	93.7%	53.9%	61.2%	57.1%	61.4%

AT JUNE 30, 2006
Case reserves	$153,272	$9,127	$162,399	$773,818	$181,465	$8,287	$963,570	$1,125,969	($31,308)	$1,094,661
Total reserves	$201,130	$560,380	$761,510	$1,233,673	$762,543	$125,362	$2,121,578	$2,883,088	($100,285)	$2,782,803

Case reserves / Total reserves	76.2%	1.6%	21.3%	62.7%	23.8%	6.6%	45.4%	39.1%	31.2%	39.3%

IBNR / Total reserves	23.8%	98.4%	78.7%	37.3%	76.2%	93.4%	54.6%	60.9%	68.8%	60.7%

AT MAR. 31, 2006
Case reserves	$142,150	$9,083	$151,233	$796,560	$170,810	$7,762	$975,132	$1,126,365	($15,355)	$1,111,010
Total reserves	$196,312	$509,582	$705,894	$1,208,202	$725,752	$121,353	$2,055,307	$2,761,201	($72,215)	$2,688,986

Case reserves / Total reserves	72.4%	1.8%	21.4%	65.9%	23.5%	6.4%	47.4%	40.8%	21.3%	41.3%

IBNR / Total reserves	27.6%	98.2%	78.6%	34.1%	76.5%	93.6%	52.6%	59.2%	78.7%	58.7%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION

		QUARTER ENDED
		MARCH 31,

		2007	2006

DILUTIVE SHARES	Average market price per share	$35.14	$32.67
OUTSTANDING:
AS REPORTED	Basic weighted average common shares outstanding	66,613	66,445

	Add: weighted avg. unvested restricted share units	738	705
	Weighted average exercise price per share	—	—
	Proceeds from unrecognized restricted share unit expense	$8,842	$16,750
	Less: restricted share units bought back via treasury method	(252)	(513)

	Add: weighted avg. dilutive warrants outstanding	7,202	7,202
	Weighted average exercise price per share	$16.62	$17.62
	Less: warrants bought back via treasury method	(3,407)	(3,885)

	Add: weighted avg. dilutive options outstanding	2,469	3,051
	Weighted average exercise price per share	$18.35	$18.21
	Proceeds from unrecognized option expense	$58	$324
	Less: options bought back via treasury method	(1,291)	(1,710)

	Weighted average dilutive shares outstanding	72,073	71,295

Note:	Warrants, options and unvested restricted share units that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants, options and unvested restricted share units are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation. SFAS No. 123R also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

	QUARTER ENDED MARCH 31,

	2007	2006

Net income	$101,835	$107,036
Add (Less) after-tax items:
Net foreign exchange losses (gains)	1,541	(2,140)
Net realized losses on investments	1,820	3,024

Operating income before preferred dividends	$105,196	$107,920
Preferred dividends	(3,875)	($3,875)

Operating income available to common shareholders	$101,321	$104,045

Weighted average common shares outstanding
Basic	66,613	66,445
Dilutive	72,073	71,295

Basic per common share data
Net income available to common shareholders	$1.47	$1.55
Add (Less) after-tax items:
Net foreign exchange losses (gains)	0.02	(0.03)
Net realized losses on investments	0.03	0.05

Operating income available to common shareholders	$1.52	$1.57

Diluted per common share data
Net income available to common shareholders	$1.36	$1.45
Add (Less) after-tax items:
Net foreign exchange losses (gains)	0.02	(0.03)
Net realized losses on investments	0.03	0.04

Operating income available to common shareholders	$1.41	$1.46

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING

Market Price per Share

$30.00	$31.00	$32.00	$33.00	$34.00	$35.00	$36.00	$37.00	$38.00	$39.00	$40.00

70,878	71,054	71,219	71,374	71,520	71,657	71,787	71,910	72,026	72,136	72,241

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

		MARCH 31,		DECEMBER 31, 2006

		2007	2006

DILUTIVE COMMON	Price per share at period end	$35.74	$32.55	$36.58
SHARES OUTSTANDING:
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	66,110	66,474	66,702
	Add: unvested restricted share units	642	826	790
	Add: dilutive warrants outstanding	7,202	7,202	7,202
	Weighted average exercise price per share	$16.62	$17.62	$16.87
	Add: dilutive options outstanding	2,377	3,053	2,591
	Weighted average exercise price per share	$18.47	$18.23	$18.50
	Book Value [c]	$2,166,546	$1,723,988	$2,097,874
	Add: proceeds from converted warrants	119,703	126,905	121,504
	Add: proceeds from converted options	43,897	55,650	47,937

	Pro forma book value	$2,330,146	$1,906,543	$2,267,315
	Dilutive shares outstanding	76,331	77,555	77,285

	Basic book value per common share	$32.77	$25.93	$31.45
	Diluted book value per common share	$30.53	$24.58	$29.34

DILUTIVE COMMON	Price per share at period end	$35.74	$32.55	$36.58
SHARES OUTSTANDING:
TREASURY STOCK	Basic common shares outstanding [b]	66,110	66,474	66,702
METHOD
	Add: unvested restricted share units	642	826	790
	Add: dilutive warrants outstanding	7,202	7,202	7,202
	Weighted average exercise price per share	$16.62	$17.62	$16.87
	Less: warrants bought back via treasury method	(3,349)	(3,899)	(3,322)
	Add: dilutive options outstanding	2,377	3,053	2,591
	Weighted average exercise price per share	$18.47	$18.23	$18.50
	Less: options bought back via treasury method	(1,228)	(1,710)	(1,309)

	Dilutive shares outstanding	71,754	71,946	72,654

	Basic book value per common share	$32.77	$25.93	$31.45
	Diluted book value per common share	$30.19	$23.96	$28.87

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.
[b]	Basic common shares include vested restricted share units.
[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	QUARTER ENDED MAR. 31, 2007	YEARS ENDED DECEMBER 31,

		2006	2005	2004	2003

Net income (loss) available to common shareholders	$97,960	$482,626	($223,204)	$355,584	$263,437
Dividends paid to common shareholders	(16,564)	(66,262)	(61,695)	(50,346)	(20,505)
Shareholders’ equity [a]	2,166,546	2,097,874	1,672,543	1,862,455	1,644,815
Return on beginning equity	4.7%	28.9%	(12.0)%	21.6%	21.6%
Dividend payout ratio [b]	0.8%	4.0%	3.3%	3.1%	1.7%

Dilutive common shares outstanding	71,754	72,654	72,173	66,729	68,445
Diluted book value per common share	$30.19	$28.87	$23.17	$27.91	$24.03
(treasury stock method)

Change in diluted book value per common share	4.6%	24.6%	(17.0)%	16.1%	10.6%

Total return to common shareholders [c]	5.4%	28.6%	(13.7)%	19.2%	12.3%

[a]	Excludes the $200 million liquidation value of the preferred shares.
[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to common shareholders is calculated as the sum of the change in diluted book value per common share and the dividend payout ratio.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be view ed as a substitute for GAAP net income. Please see page 23 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 25 for a reconciliation of diluted book value per common share to basic book value per common share.